                                                                    EXHIBIT 99.1
(TBC CORPORATION)                   NEWS RELEASE




             7111 FAIRWAY DRIVE o SUITE 201 o PALM BEACH GARDENS, FL 33418
                   o PHONE (561) 227-0955 o FAX (561) 775-4993


For Further Information Contact:
TBC Corporation                                     Investors:
Thomas W. Garvey                                    Brod & Schaffer, LLC
Executive V.P. & Chief Financial Officer            Betsy Brod/Jonathan Schaffer
(561) 227-0955                                      (212) 750-5800




               TBC REPORTS RECORD FIRST QUARTER SALES AND EARNINGS


PALM BEACH GARDENS, FL - APRIL 25, 2005 - TBC CORPORATION (NASDAQ: TBCC), one of the nation's leading marketers of automotive replacement tires, today reported record sales and earnings for the first quarter ended March 31, 2005.

Net sales in the first quarter increased 7.5% to $466.4 million, compared to $433.8 million in the prior-year period. Same store sales for TBC's retail segment increased 2.7% in the first quarter of 2005. TBC's total unit tire sales increased 3.1% in the first quarter of 2005, while unit shipments by tire manufacturers were up 1.7% based on preliminary reports. Net income increased 12.9% to $6.2 million, or $0.27 per diluted share, in the current quarter, versus $5.5 million, or $0.24 per diluted share, in the first quarter of 2004.

Larry Day, TBC President and Chief Executive Officer, commented, "During the quarter, our retail operations benefited from growth in mechanical services and stronger private brand penetration. However, retail performance was impacted by increased spending, primarily for additional advertising, which did not produce the level of sales we had anticipated in this seasonally slower time.
We have since adjusted this spending accordingly."

"Our wholesale business performed well in the first quarter and exceeded our expectations. Stronger sales of specialty products sourced in China, as well as robust buying activity driven by anticipated price increases, contributed to wholesale's exceptional results," concluded Mr. Day.

At March 31, 2005, the Company had a combined total of 1,172 stores in its retail network with 609 Company-operated locations and 563 franchised Big O stores. In fiscal 2005, the Company expects to add 20 to 30 stores to its Company-operated retail network and 15 to 20 new Big O franchise locations.

                                   -- more --

TBC Corp. First Quarter Earnings Release
Page 2


For the full year of 2005, the Company reiterates earnings guidance to be in the range of $2.08 to $2.15 per diluted share. Earnings in the second quarter of 2005 are forecast to be in the range of $0.49 to $0.53 per diluted share.

TBC Corporation will host a conference call on Tuesday, April 26, 2005, at 10:00 a.m. Eastern time, to discuss first quarter 2005 results. A live Webcast of the conference call will be available by visiting the Company's Web site, www.tbccorp.com. The Webcast will be archived at TBC's Web site until May 24, 2005.

The Company also announces that it is delaying the mailing of its proxy materials for the 2005 Annual Meeting of Stockholders to enable the Company to include in its Annual Report to Stockholders the reports on internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. The Company believes that its Section 404 reports will be finalized shortly and will not identify any material weakness. As a result, the Company is rescheduling its Annual Meeting of Stockholders previously scheduled for May 12, 2005 to early June 2005.

ABOUT TBC: TBC Corporation is one of the nation's largest marketers of automotive replacement tires through a multi-channel strategy. The Company's retail operations include company-operated retail centers under the "Tire Kingdom", "Merchant's Tire & Auto Centers" and "National Tire & Battery" brands and franchised retail tire stores under the "Big O Tires" brand. TBC markets on a wholesale basis to regional tire chains and distributors serving independent tire dealers throughout the United States and in Canada and Mexico. The Company's proprietary brands of tires have a longstanding reputation for quality, safety and value.

TBC CORPORATION SAFE HARBOR STATEMENT

This document contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995, regarding expectations for future financial performance, which involve uncertainty and risk. It is possible that the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to: changes in economic and business conditions in the world; increased competitive activity; consolidation within and among competitors, suppliers and customers; unexpected changes in the replacement tire market; the Company's inability to attract as many new franchisees or open as many distribution outlets as stated in its goals; changes in the Company's ability to identify and acquire additional companies in the replacement tire industry and successfully integrate acquisitions and achieve anticipated synergies or savings; fluctuations in tire prices charged by manufacturers, including fluctuations due to changes in raw material and energy prices, changes in interest and foreign exchange rates; the cyclical nature of the automotive industry and the loss of a major customer or program. It is not possible to foresee or identify all such factors. Any forward-looking statements in this release are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that any such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected. The Company makes no commitment to update any forward-looking statement included herein, or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement. Additional information on factors that could potentially affect the Company or its financial results may be found in the Company's filings with the Securities and Exchange Commission.


                            --- tables to follow ---

                                 TBC CORPORATION
                   RESTATED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                  THREE MONTHS ENDED
                                                                        MARCH 31,
                                                               -------------------------
                                                                               RESTATED
                                                                 2005             2004
                                                               ---------       ---------
NET SALES                                                      $ 466,372       $ 433,841

COST OF SALES                                                    292,268         271,975
                                                               ---------       ---------

GROSS PROFIT                                                     174,104         161,866
                                                               ---------       ---------

EXPENSES:

        DISTRIBUTION EXPENSES                                     18,890          17,966

        SELLING, ADMINISTRATIVE AND RETAIL STORE EXPENSES        141,983         131,949

        INTEREST EXPENSE - NET                                     4,951           4,102

        OTHER (INCOME) EXPENSE - NET                              (1,433)           (718)
                                                               ---------       ---------

                                        TOTAL EXPENSES           164,391         153,299
                                                               ---------       ---------

INCOME BEFORE INCOME TAXES                                         9,713           8,567

PROVISION FOR INCOME TAXES                                         3,506           3,068
                                                               ---------       ---------

NET INCOME                                                     $   6,207       $   5,499
                                                               =========       =========

EARNINGS PER SHARE -

        BASIC                                                  $    0.28       $    0.25

        DILUTED                                                $    0.27       $    0.24

WEIGHTED AVERAGE COMMON SHARES
        OUTSTANDING -

        BASIC                                                     22,419          22,021

        DILUTED                                                   23,386          23,256


                                   (CONTINUED)

                                 TBC CORPORATION
                 RESTATED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                     ASSETS

                                                                   MARCH 31,    DECEMBER 31,
                                                                     2005           2004
                                                                   ---------    -----------
                                                                  (UNAUDITED)     (AUDITED)
CURRENT ASSETS:

        CASH AND CASH EQUIVALENTS ............................      $  1,433      $  2,832

        ACCOUNTS AND NOTES RECEIVABLE, LESS ALLOWANCE
             FOR DOUBTFUL ACCOUNTS OF $8,823 AT MARCH 31, 2005
             AND $9,307 AT DECEMBER 31, 2004

                      RELATED PARTIES ........................        37,260        32,149
                      OTHER ..................................       127,818       117,812
                                                                    --------      --------
                      TOTAL ACCOUNTS AND NOTES RECEIVABLE ....       165,078       149,961

        INVENTORIES ..........................................       298,087       291,745
        REFUNDABLE FEDERAL AND STATE INCOME TAXES ............            --            --
        DEFERRED INCOME TAXES ................................        24,929        24,790
        OTHER CURRENT ASSETS .................................        17,014        19,270
                                                                    --------      --------
                      TOTAL CURRENT ASSETS ...................       506,541       488,598
                                                                    --------      --------

PROPERTY, PLANT AND EQUIPMENT, AT COST:

        LAND AND IMPROVEMENTS ................................         8,003        10,400
        BUILDINGS AND LEASEHOLD IMPROVEMENTS .................       108,982       109,959
        FURNITURE AND EQUIPMENT ..............................       107,483       105,232
                                                                    --------      --------
                                                                     224,468       225,591
        LESS ACCUMULATED DEPRECIATION ........................        79,376        73,418
                                                                    --------      --------
                      TOTAL PROPERTY, PLANT AND EQUIPMENT ....       145,092       152,173
                                                                    --------      --------

TRADEMARKS, NET ..............................................        15,824        15,824
                                                                    --------      --------

GOODWILL, NET ................................................       180,442       180,353
                                                                    --------      --------

OTHER ASSETS .................................................        40,523        39,331
                                                                    --------      --------

TOTAL ASSETS .................................................      $888,422      $876,279
                                                                    ========      ========

                                   (CONTINUED)

                                 TBC CORPORATION
                 RESTATED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                             MARCH 31,      DECEMBER 31,
                                                               2005            2004
                                                             ---------      ------------
                                                            (UNAUDITED)       (AUDITED)
CURRENT LIABILITIES:

        OUTSTANDING CHECKS, NET .......................      $  13,440       $  30,368

        NOTES PAYABLE TO BANKS ........................         55,408          41,013

        CURRENT PORTION OF LONG-TERM DEBT AND
             CAPITAL LEASE OBLIGATIONS ................         41,243          41,216

        ACCOUNTS PAYABLE, TRADE .......................        162,452         128,656

        FEDERAL AND STATE INCOME TAXES PAYABLE ........          1,773          17,790

        WARRANTY RESERVES .............................         19,516          19,667

        OTHER CURRENT LIABILITIES .....................         73,245          71,278
                                                             ---------       ---------
                      TOTAL CURRENT LIABILITIES .......        367,077         349,988
                                                             ---------       ---------

LONG-TERM DEBT AND CAPITAL LEASE
        OBLIGATIONS, LESS CURRENT PORTION .............        155,653         167,349
                                                             ---------       ---------

NONCURRENT LIABILITIES ................................         43,016          43,320
                                                             ---------       ---------

DEFERRED INCOME TAXES .................................         10,193          10,613
                                                             ---------       ---------

COMMITMENTS AND CONTINGENCIES .........................             --              --

STOCKHOLDERS' EQUITY:

        COMMON STOCK, $0.10 PAR VALUE, SHARES ISSUED
             AND OUTSTANDING - 22,445 AT MARCH 31, 2005
             AND 22,312 AT DECEMBER 31, 2004  .........          2,244           2,231

        ADDITIONAL PAID-IN CAPITAL ....................         30,260          28,882

        DEFERRED COMPENSATION .........................         (1,205)           (789)

        OTHER COMPREHENSIVE INCOME (LOSS) .............         (1,278)         (1,570)

        RETAINED EARNINGS .............................        282,462         276,255
                                                             ---------       ---------

                      TOTAL STOCKHOLDERS' EQUITY ......        312,483         305,009
                                                             ---------       ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ............      $ 888,422       $ 876,279
                                                             =========       =========

                                   (CONTINUED)

                                 TBC CORPORATION
                               SUPPLEMENTARY DATA
               (IN THOUSANDS, EXCEPT PERCENTAGES AND STORE COUNTS)
                                   (UNAUDITED)



                                                  THREE MONTHS ENDED
                                                       MARCH 31,
                                                ----------------------

                                                  2005          2004
                                                --------      --------
RECONCILIATION OF EBITDA TO NET INCOME:

       EBITDA                                   $ 21,664      $ 19,415

       LESS - DEPRECIATION AND AMORTIZATION        7,000         6,746

              INTEREST EXPENSE - NET               4,951         4,102

              PROVISION FOR INCOME TAXES           3,506         3,068
                                                --------      --------

       NET INCOME                               $  6,207      $  5,499
                                                ========      ========


SEGMENT INFORMATION:

       NET SALES -

                   RETAIL                       $293,160      $283,141

                   WHOLESALE                    $173,212      $150,700
                                                --------      --------

                   CONSOLIDATED                 $466,372      $433,841
                                                ========      ========

       EBITDA -

                   RETAIL                       $ 13,069      $ 12,673

                   WHOLESALE                    $  8,595      $  6,742
                                                --------      --------

                   CONSOLIDATED                 $ 21,664      $ 19,415
                                                ========      ========

CAPITAL EXPENDITURES                            $  3,941      $  6,846

RETAIL SAME-STORE SALES % CHANGE                     2.7%          6.2%

RETAIL STORE COUNTS, AT END OF PERIOD

       COMPANY OPERATED STORES                       609           596

       FRANCHISED BIG O STORES                       563           571
                                                --------      --------

       TOTAL                                       1,172         1,167
                                                ========      ========